UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2016

INEEDMD HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55173	45-4487461
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

650 First Avenue, Third Floor

New York, New York 10016

(Address of Principal Executive Offices)

(212) 256-9669

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

Effective March 16, 2016 (the “Closing Date”), iNeedMD Holdings, Inc., a Nevada corporation (the “Company”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) by and among Mediplex Alliances Inc., a Delaware corporation (“Mediplex”), and Jonathan Loutzenhiser and Darryl Cleveland, individuals and the sole shareholders of Mediplex (the “Shareholders” and together with the Company and Mediplex, the “Parties”). On the Closing Date, pursuant to the terms and conditions of the Share Exchange Agreement, the Shareholders assigned, transferred and delivered, free and clear of all liens, 100% of the outstanding shares of common stock of Mediplex representing 100% of the equity interest in Mediplex to the Company. In exchange, the Company issued to the Shareholders in accordance with their ownership in Mediplex, (i) 2,500,000 shares of common stock of the Company on the Closing Date subject to a Clawback (as defined in the Share Exchange Agreement) by the Company, and (ii) 2,500,000 shares of common stock of the Company on the six-month anniversary of the Closing Date subject to a Clawback by the Company (collectively, (i) and (ii) the “Closing Shares”).

If, at any time during the twelve months after the Closing Date, the Company consummates a financing transaction in the amount of at least $1,000,000 and the Company sells or grants any option to purchase any common stock or common stock equivalents entitling any Person (as defined in the Share Exchange Agreement) to acquire shares of common stock of the Company at an effective price per share that is lower than $1.00, then the Shareholders shall be entitled to the issuance of additional shares of common stock of the Company in order to maintain their ownership interest solely in the Closing Shares. No adjustment will be made with respect to any Excepted Issuances (as defined in the Share Exchange Agreement).

Additionally, upon achievement of the accrued revenue milestones set forth below prior to the end of the 2018 fiscal year, the Company shall issue to the Shareholders, pro-rata in accordance with their ownership in Mediplex, shares of common stock of the Company, as follows:

1.	upon revenues attributable to the business of Mediplex (as reflected on the Company’s financial statements prepared in accordance with Generally Accepted Accounting Principles (“GAAP”)) first reaching $7,500,000, 5,000,000 shares of common stock of the Company;
2.	upon revenues attributable to the business of Mediplex (as reflected on the Company’s financial statements prepared in accordance with GAAP) first reaching $15,000,000, $5,000,000 of common stock of the Company as determined by dividing $5,000,000 by the volume-weighted average price on the OTC Markets OTCQB Marketplace, or applicable trading market as reported by Bloomberg L.P. of the Company’s common stock in the five (5) Trading Days (as defined in the Share Exchange Agreement) immediately prior to the Determination Date (as defined in the Share Exchange Agreement), or, if the OTCQB is not the principal trading market for the Company’s common stock, the closing bid price of such security on the principal securities exchange or trading market where the Company’s common stock is listed or traded (the “Milestone Valuation”);
3.	upon revenues attributable to the business of Mediplex (as reflected on the Company’s financial statements prepared in accordance with GAAP) first reaching $20,000,000, $5,000,000 of common stock of the Company as determined using the Milestone Valuation; and
4.	upon revenues attributable to the business of Mediplex (as reflected on the Company’s financial statements prepared in accordance with GAAP) first reaching $25,000,000, $5,000,000 of common stock of the Company as determined using the Milestone Valuation.

Within thirty days from the Closing Date, the Board of Directors of the Company shall appoint Jonathan Loutzenhiser as the President of the Company. In addition, within thirty days from the Closing Date, there shall be five members of the Board of Directors of the Company consisting of (i) the two existing directors of the Company, (ii) Jonathan Loutzenhiser, (iii) one director appointed by Mediplex, and (iv) one additional independent director appointed upon mutual agreement of the Parties.

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Item 2.01 Completion of Acquisition or Disposition of Assets.

Closing of the Share Exchange Agreement

As described in Item 1.01 above, on March 16, 2016, the Company effectuated the Share Exchange Agreement which resulted in Mediplex, a company focused on providing various U.S. healthcare organizations with time and cost efficient medical devices that help improve patient outcomes while enhancing the management of medical practices, being acquired by the Company. On the Closing Date, pursuant to the terms of the Share Exchange Agreement, Mediplex became a wholly owned subsidiary of the Company. In exchange, we provided the Closing Shares as described above.

The Shareholders and the Board of Directors of Mediplex have approved the Share Exchange Agreement and the transactions contemplated thereunder. The Board of Directors of the Company have approved the Share Exchange Agreement and the transactions contemplated thereunder.

Item 3.02. Unregistered Sales of Equity Securities

Item 1.01 and Item 2.01 are hereby incorporated by reference.

The securities issued pursuant to the Share Exchange Agreement were not registered under the Securities Act, but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, and manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, the Investor had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since they agreed to, and received, the securities bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INEEDMD HOLDINGS, INC.

Date: March 22, 2016	By:	/s/ Thomas A. Nicolette
	Name:	Thomas A. Nicolette
	Title:	Chief Executive Officer

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